SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2004

                                       CW

                                  (Depositor)

     (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                        CHL Mortgage Pass-Through Trust
                                 Series 2004-2

On February 25, 2004, The Bank of New York, as Trustee for CW, CHL Mortgage Pass-Through Trust Series 2004-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2004, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, CHL Mortgage Pass-Through Trust Series 2004-2 relating to the distribution date of February 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2004


                             Payment Date: 02/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 CHL Mortgage Pass-Through Trust, Series 2004-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       119,910,000.00    4.468066%     4,937,977.24    446,471.50    5,384,448.73       0.00       0.00
                        2A1        47,572,000.00    5.295782%     3,170,931.80    209,942.46    3,380,874.26       0.00       0.00
                        3A1        47,970,000.00    5.489854%     1,673,947.55    219,456.91    1,893,404.46       0.00       0.00
                        M           4,040,000.00    4.878372%         1,961.54     16,423.85       18,385.39       0.00       0.00
                        B1          1,907,000.00    4.878372%           925.90      7,752.55        8,678.45       0.00       0.00
                        B2          1,009,000.00    4.878372%           489.90      4,101.90        4,591.80       0.00       0.00
                        B3            671,000.00    4.878372%           325.79      2,727.82        3,053.61       0.00       0.00
                        B4            559,000.00    4.878372%           271.41      2,272.51        2,543.92       0.00       0.00
                        B5            909,423.89    4.878372%           441.55      3,697.09        4,138.64       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.00          100.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        224,547,523.89     -            9,787,372.67    912,846.58   10,700,219.25     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       114,972,022.76              0.00
                                2A1        44,401,068.20              0.00
                                3A1        46,296,052.45              0.00
                                M           4,038,038.46              0.00
                                B1          1,906,074.10              0.00
                                B2          1,008,510.10              0.00
                                B3            670,674.21              0.00
                                B4            558,728.59              0.00
                                B5            908,982.34              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        214,760,151.22     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 CHL Mortgage Pass-Through Trust, Series 2004-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   119,910,000.00     4.468066% 12669FKR3    41.180696      3.723388    958.819304
                           2A1    47,572,000.00     5.295782% 12669FKS1    66.655423      4.413152    933.344577
                           3A1    47,970,000.00     5.489854% 12669FKT9    34.895717      4.574878    965.104283
                           M       4,040,000.00     4.878372% 12669FKV4     0.485529      4.065310    999.514471
                           B1      1,907,000.00     4.878372% 12669FKW2     0.485529      4.065310    999.514471
                           B2      1,009,000.00     4.878372% 12669FKX0     0.485529      4.065310    999.514471
                           B3        671,000.00     4.878372% 12669FKY8     0.485529      4.065310    999.514471
                           B4        559,000.00     4.878372% 12669FKZ5     0.485529      4.065310    999.514471
                           B5        909,423.89     4.878372% 12669FLA9     0.485529      4.065310    999.514471
Residual                   AR            100.00     0.000000% 12669FKU6   1,000.000000    0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     224,547,523.89       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                 CHL Mortgage Pass-Through Trust, Series 2004-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       120,031,807.66    46,408,139.94    48,320,203.62
Loan count                    250               99               91
Avg loan rate           4.736603%        5.557876%        5.748854%
Prepay amount        4,882,868.16     3,145,275.85     1,650,204.24

                          Total
                          -----
Prin balance       214,760,151.22
Loan count                    440
Avg loan rate                5.14
Prepay amount        9,678,348.25

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        24,872.90        10,168.35        10,415.66
Sub servicer fees          993.21           127.81             0.00
Trustee fees               937.29           371.85           374.96


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        45,456.91
Sub servicer fees        1,121.03
Trustee fees             1,684.11


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              55,655.13        22,080.03        22,264.84
Fraud                1,249,722.02       495,801.49       499,951.48
Special Hazard       3,484,296.14             0.00             0.00

                          Total
                          -----
Bankruptcy             100,000.00
Fraud                2,245,474.99
Special Hazard       3,484,296.14


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            224,547,523.89
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           10,700,219.25         10,700,219.25
Principal remittance amount            9,787,372.67          9,787,372.67
Interest remittance amount               912,846.58            912,846.58